UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 20, 2021
(Date of earliest event reported)

Plumas Bancorp
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)
35 S Lindan Ave Quincy, CA		95971
(Address of principal executive offices)		(Zip Code)

530-283-7305
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of eachclass	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PLBC	The NASDAQ Stock Market LLC

Item 2.02. Results of Operations and Financial Condition
On January 20, 2021, Plumas Bancorp (the "Registrant") reported its financial results for the three months ended December 31, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 2.02 Results of Operations and Financial Condition". The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

In connection with the foregoing, Plumas Bancorp hereby furnishes the following exhibit:

Item 9.01. Financial Statements and Exhibits
99.1 Press Release dated January 20, 2021 containing unaudited financial information.
104 Cover Page Interactive Data File

(d) Exhibits
99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2021	PLUMAS BANCORP

	By:	/s/ Richard L. Belstock
Richard L. Belstock
Executive Vice President, Chief
Financial Officer

Exhibit Index

ExhibitNo.	Description
99.1	Press Release of Plumas Bancorp dated
January 20, 2021

4